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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Amendment 1 on Form 10 of our report dated July 20, 1999 relating to the financial statements of Tully's Coffee Corporation, which appear in such Registration Statement.

PricewaterhouseCoopers LLP

Seattle, Washington
June 23, 2000